CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gregory Paul Byrne, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of Dunn Mining Inc., for the fiscal year ended August 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Dunn Mining Inc.

Date: November 29, 2007

/s/ Gregory Paul Byrne

Gregory Paul Byrne

Secretary and Director

(Principal Financial Officer and

Principal Accounting Officer)